EXHIBIT 10.1
FOURTH AMENDMENT AND JOINDER TO CREDIT AGREEMENT
This Fourth Amendment and Joinder to Credit Agreement (“Amendment”) is made as of this 21st day of December, 2009, by and among Gemino Healthcare Finance, LLC (“Lender”) and Clarient, Inc., Clarient Diagnostic Services, Inc. and ChromaVision International, Inc. (collectively, the “Existing Borrowers”) and Applied Genomics, Inc. (“Joining Borrower” and together with the Existing Borrowers, the “Borrowers” and each individually referred to as a “Borrower”).
BACKGROUND
A. Existing Borrowers and Lender are parties to a certain Credit Agreement dated July 31, 2008 (as modified and amended from time to time, the “Credit Agreement”), pursuant to which Borrowers established certain financing arrangements with Lender. The Credit Agreement and all instruments, documents and agreements executed in connection therewith, or related thereto are referred to herein collectively as the “Loan Documents.” All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.
B. Borrowers have informed Lender that on the date hereof Clarient has entered into the AG Acquisition Documents, pursuant to which Clarient has consummated the AG Acquisition. Borrowers have requested, pursuant to Section 7.01 of the Agreement, that Lender consent to the AG Acquisition and Lender has agreed to provide such consent subject to the terms and conditions hereof.
C. As a result of the AG Acquisition, Joining Borrower has become affiliated with Existing Borrowers and, in recognition of the benefits and privileges thereunder, Joining Borrower and Existing Borrowers have requested that Joining Borrower be permitted to join into the Loan Documents as if an original signatory thereto and Lender has so consented subject to the terms and conditions hereof
D. Existing Borrowers have requested and Lender has agreed to join the Joining Borrower as a joint and several co-Borrower and to amend the terms and conditions of the Loan Documents pursuant to the terms and conditions of this Amendment.
E. Borrowers and Lender desire to set forth their agreement in writing.

NOW THEREFORE, with the foregoing Background deemed incorporated by reference and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto, intending to be legally bound, covenant and agree as follows:
1. Consent. Upon the effectiveness of this Amendment and in reliance upon Borrowers’ representations, warranties and covenants contained herein and subject to the terms and conditions of this Amendment, Lender hereby consents to the AG Acquisition. This consent shall not be deemed a consent to the breach by the Borrowers of any covenants or agreements contained in the Credit Agreement with respect to any other transaction or matter or a consent to any waiver or modification of any other term or condition of the Credit Agreement. Borrowers agree that the consent set forth in this Amendment shall not be deemed (a) to be a consent to any waiver or modification of any other term or condition of the Credit Agreement, or (b) to prejudice any right or remedy that Lender may now have or may in the future have under or in connection with the Credit agreement other than with respect to the matter for which this consent has been provided. The consent described herein shall not alter, affect, release or prejudice in any way any of Borrowers’ obligations under the Credit Agreement (including, without limitation, the Obligations), each of which are ratified and confirmed This Amendment shall not obligate Lender to provide any further consent to any waiver or modification of any other term or condition of the Credit Agreement or prejudice any right or remedy that Lender may now or hereafter have under or in connection with the Credit Agreement. This consent shall not be construed as a course of conduct on the part of Lender upon which Borrowers may rely at any time in the future. Borrowers expressly waive any right to assert any claim to such effect at any time.
2. Joinder.
(a) Upon the effectiveness of this Amendment, Joining Borrower joins in as, assumes the obligations and liabilities of, adopts the obligations, liabilities and role of, and becomes, a Borrower under the Loan Documents, the Amended and Restated Revolving Note and all other Loan Documents. All references to Borrowers contained in the Loan Documents are hereby deemed for all purposes to also refer to and include Joining Borrower as a Borrower and Joining Borrower hereby agrees to comply with all of the terms and conditions of the Loan Documents as if Joining Borrower were an original signatory thereto.
(b) Without limiting the generality of the provisions of subparagraph (a) above, Joining Borrower hereby becomes liable, on a joint and several basis, along with all other Borrowers, for all Obligations, including, without limitation, all existing and future Loans and other liabilities and obligations incurred at any time by any one or more Borrowers under the Loan Documents, as amended hereby or as may be hereafter amended, modified, supplemented or replaced.
3. Amendment. Upon the effectiveness of this Amendment, the Credit Agreement are hereby respectively amended in the following manner
(a) Annex I to the Credit Agreement is hereby amended by inserting the following definitions:
“AG Acquisition” shall mean the acquisition by Clarient of Applied Genomics, Inc. by means of the merger of Clarient Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Clarient, with and into Applied Genomics, Inc., with Applied Genomics, Inc. surviving the merger as a wholly-owned subsidiary of Clarient.
“AG Acquisition Documents” shall mean that certain Agreement and Plan of Merger and Reorganization, dated as of December 21, 2009, by and among Clarient, Clarient Acquisition Corporation, Applied Genomics, Inc, certain stockholders of Applied Genomics, Inc. and Robert S. Seitz as representative of the stockholders of Applied Genomics, Inc., and all other certificates, agreements, documents or other instruments executed and delivered in connection therewith.

(b) The Schedules to the Credit Agreement (other than Schedule 1.01) are hereby amended and restated by the Schedules attached hereto as Exhibit A (“Amended and Restated Schedules”).
4. Representations and Warranties. Each Borrower represents and warrants to Lender that:
(a) Except as set forth on the Amended and Restated Schedules attached hereto, all warranties and representations made to Lender under the Credit Agreement and the Loan Documents are true and correct as of the date hereof (except as to such warranties and representations which are as of a specific date, which warranties and representations are true and correct as of such date).
(b) The execution and delivery by such Borrower of this Amendment, the Amended and Restated Revolving Note, the Commercial Depository Agreement and Governmental Depository Agreement, and the performance by it of the transactions herein contemplated (i) are and will be within its powers, (ii) have been authorized by all necessary organizational action, and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or undertaking to which any Borrower is a party or by which the property of such Borrower is bound, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of such Borrower.
(c) This Amendment, the Amended and Restated Revolving Note, and any assignment, instrument, document, or agreement executed and delivered in connection herewith, is valid, binding and enforceable in accordance with its respective terms.
(d) No Event of Default or Unmatured Event of Default has occurred and is continuing under the Credit Agreement or any of the other Loan Documents.
(e) Lender has received true, correct and complete copies of the AG Acquisition Documents (including all exhibits, schedules and disclosure letters referred to therein or delivered pursuant thereto, if any) and all amendments thereto, waivers relating thereto and other side letters or agreements affecting the terms thereof. No such documents or agreements have been amended or supplemented, nor have any of the provisions thereof been waived except pursuant to a written agreement or instrument which has heretofore been delivered to Lender. The AG Acquisition has been consummated in accordance with the AG Acquisition Documents and applicable law.
5. Effectiveness Conditions. This Amendment shall be effective upon completion of the following conditions precedent (all documents and other items to be in form and substance satisfactory to Lender and Lender’s counsel):
(a) Execution and delivery by Borrowers of this Amendment;
(b) Execution and delivery by Borrowers of the Amended and Restated Revolving Note;

(c) Execution and delivery by Borrowers and Lockbox Bank of the Governmental Depository Agreement and Commercial Depository Agreements;
(d) Delivery by Borrowers of certified copies of resolutions of each Borrower’s board of directors, general partners, members or managers, as applicable, authorizing the execution of this Amendment, the Amended and Restated Revolving Note, and each document required to be delivered by any Section hereof;
(e) Delivery by Borrowers of Joining Borrower’s state certified Certificate of Incorporation and Bylaws, certified by the secretary of Joining Borrower;
(f) Delivery by Borrowers of incumbency certificates for Joining Borrower identifying all Authorized Officers with specimen signatures;
(g) Receipt of Uniform Commercial Code financing statement, judgment and state and federal tax lien searches against Joining Borrower showing no Liens on any of the Collateral (other than Liens released contemporaneously with the effectiveness of this Amendment);
(h) Delivery by Borrowers of copies of the accreditations, licenses, certifications required by Section 5.03 of the Credit Agreement with respect to Joining Borrower;
(i) Delivery by Borrowers of an opinion letter from Borrowers’ counsel regarding such matters as Lender may require in its sole discretion;
(j) Delivery by Borrowers of an Officer’s Closing Certificate;
(k) Delivery by Borrowers of payoff letters and releases from all Persons having a security interest or other interest in the Collateral (except for Permitted Liens), together with all UCC-3 termination or partial releases or mortgage satisfactions necessary to terminate each such Person’s interests in the Collateral;
(l) Delivery by Borrowers of the Amended and Restated Schedules;
(m) Delivery by Borrowers for Joining Borrower of copies of insurance policies or certificates of insurance on an Acord 27 form evidencing liability and casualty insurance meeting the requirements set forth in the Loan Documents; including, without limitation, naming Lender as lender’s loss payee (as to property and casualty coverage) and additional insured (as to liability coverage);
(n) Delivery by Borrowers to Lender of true, correct and complete copies of the AG Acquisition Documents;
(o) No Unmatured Event of Default or Event of Default shall have occurred and be continuing under the Loan Documents;
(p) Payment by Borrowers of any and all costs, fees and expenses of Lender (including, attorneys’ fees) in connection with this Amendment and the transaction contemplated hereby; and
(q) Execution and/or delivery by Borrowers of all agreements, instruments and documents requested by Lender to effectuate and implement the terms hereof and the Loan Documents

6. Confirmation of Indebtedness. Borrowers hereby acknowledge and confirm that as of the close of business on December 18, 2009, Borrowers are indebted to Lender, without defense, setoff, claim or counterclaim, under the Loan Documents, in the aggregate principal amount of $5,152,277.91 plus all fees, costs and expenses (including attorneys’ fees) incurred to date in connection with the Loan Documents.
7. Ratification of Loan Documents. Except as expressly set forth herein, all of the terms and conditions of the Credit Agreement and Loan Documents are hereby ratified and confirmed and continue unchanged and in full force and effect. All references to the Credit Agreement shall mean the Credit Agreement as modified by this Amendment. All references to the Revolving Note shall mean the Amended and Restated Revolving Note.
8. Collateral. To secure the payment, promptly when due, and the punctual performance, of all of the Obligations, and satisfaction by Borrowers of all covenants and undertakings contained in the Credit Agreement and the Loan Documents, each Existing Borrower reconfirms the prior grant of the security interest in and lien upon and to, all of its right, tide and interest in and to the Collateral (including as set forth below), whether now owned or hereafter acquired, created or arising and wherever located and Joining Borrower hereby assigns and grants to Lender a security interest in, and a right of setoff against, any and all right, title and interest of such Borrower in and to all of the following, whether now owned or existing or owned, acquired or arising hereafter: (i) all accounts, Payment Intangibles, Instruments and other rights to receive payments of Borrower (including without limitation the Accounts), whether now existing or hereafter arising or acquired, (ii) all General Intangibles (including without limitation, contract rights and Intellectual Property), Chattel Paper, Documents, Supporting Obligations, Letter of Credit Rights, Commercial Tort Claims set forth on Schedule 2.13 to the Credit Agreement, remedies, guarantees and collateral evidencing, securing or otherwise relating to or associated with the property in subpart (i) above, including without limitation all rights of enforcement and collection, (iii) all Commercial Lockboxes, all Government Lockboxes, all Collection Accounts and other deposit accounts into which any of the Collections or Advances are deposited, all funds received thereby or deposited therein, and any checks or instruments from time to time representing or evidencing the same, (iv) all books and records of Borrowers evidencing or relating to or associated with any of the foregoing, (v) all infounation and data compiled or derived by Borrowers with respect to any of the foregoing (other than any such information and data subject to legal restrictions of patient confidentiality), and (vi) all collections, Accessions, receipts and Proceeds derived from any of the foregoing.
9. Governing Law. This Amendment, and all matters arising out of or relating to this Amendment, shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to principles of conflicts of laws, and shall be construed without the aid of any canon, custom or rule of law requiring construction against the draftsman.
10. CONSENT TO JURISDICTION. EACH BORROWER AND LENDER HEREBY IRREVOCABLY CONSENT TO THE NONEXCLUSIVE JURISDICTION OF, AND VENUE IN, ANY STATE OR FEDERAL COURT LOCATED IN THE COMMONWEALTH OF PENNSYLVANIA IN ANY AND ALL ACTIONS AND PROCEEDINGS WHETHER ARISING HEREUNDER OR UNDER ANY OTHER AGREEMENT OR UNDERTAKING. BORROWERS WAIVE ANY OBJECTION TO IMPROPER VENUE AND FORUM NON-CONVENIENS TO PROCEEDINGS IN ANY SUCH COURT OR COURTS AND ALL RIGHTS TO TRANSFER FOR ANY REASON. EACH BORROWER IRREVOCABLY AGREES TO SERVICE OF PROCESS BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED TO THE ADDRESS OF THE APPROPRIATE PARTY SET FORTH HEREIN.

11. WAIVER OF JURY TRIAL. EACH BORROWER AND LENDER HEREBY WAIVE ANY AND ALL RIGHTS IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION COMMENCED BY OR AGAINST LENDER WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO OR UNDER THE LOAN DOCUMENTS, WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE.
12. Certain Borrower Acknowledgments and Agreements.
(a) Each Borrower acknowledges that it will enjoy significant benefits from the business conducted by the other Borrowers because of, inter alia, their combined ability to bargain with other Persons including, without limitation, their ability to receive the Credit Facility on favorable terms granted by the Credit Agreement and other Loan Documents which would not have been available to an individual Borrower acting alone. Each Borrower has determined that it is in its best interest to procure the Credit Facility which each Borrower may utilize directly and which receive the credit support of the other Borrowers as contemplated by the Credit Agreement and the other Loan Documents.
(b) Lender has advised Borrowers that it is unwilling to enter into this Amendment, the Credit Agreement and the other Loan Documents and make available the Credit Facility extended hereby to any Borrower unless each Borrower agrees, among other things, to be jointly and severally liable for the due and proper payment of the Obligations of each Borrower under this Amendment, the Credit Agreement and the other Loan Documents. Each Borrower has determined that it is in its best interest and in pursuit of its purposes that it so induce Lender to extend credit pursuant to the Credit Agreement and the other documents executed in connection therewith (i) because of the desirability to each Borrower of the Credit Facility, the interest rates and the modes of borrowing available hereunder, (ii) because each Borrower may engage in transactions jointly with other Borrowers and (iii) because each Borrower may require, from time to time, access to funds under the Credit Agreement for the purposes herein set forth.
(c) Each Borrower has determined that it has and, after giving effect to the transactions contemplated by the Credit Agreement, this Amendment and the other Loan Documents (including, without limitation, the inter-Borrower arrangement set forth in this Section 12) will have, assets having a fair saleable value in excess of the amount required to pay its probable liability on its existing debts as they fall due for payment and that the sum of its debts is not and will not then be greater than all of its Property at a fair valuation, that such Borrower has, and will have, access to adequate capital for the conduct of its business and the ability to pay its debts from time to time incurred in connection therewith as such debts mature and that the value of the benefits to be derived by such Borrower from the access to funds under this Agreement (including, without limitation, the inter-Borrower arrangement set forth in this Section 12) is reasonably equivalent to the obligations undertaken pursuant hereto.
(d) Borrower Representative (on behalf of each Borrower) shall maintain records specifying (i) all Obligations incurred by each Borrower, (ii) the date of such incurrence, (iii) the date and amount of any payments made in respect of such Obligations and (iv) all inter-Borrower obligations pursuant to this Section 12. Borrower Representative shall make copies of such records available to Lender, upon request.

13. Maximum Amount of Joint and Several Liability. Notwithstanding any provisions of the Credit Agreement or this Amendment to the contrary, it is the intent of the parties hereto that the primary and secondary nature of the liabilities of the Borrowers, and the security interests granted by the Borrowers to secure the Obligations directly incurred by any Borrower not constitute a fraudulent conveyance under Section 548 of Chapter 11 of Title 11 of the United States Code (11 U.S.C. § 101, et seq.), as amended, or a fraudulent conveyance or fraudulent transfer under the applicable provisions of any fraudulent conveyance, fraudulent transfer or similar law of any state, nation or other governmental unit, as in effect from time to time or otherwise be rendered invalid or unenforceable due to the nature of the joint and several liability. Accordingly, Lender and Borrowers agree that if the Obligations of any Borrower, or any security interests granted by such Borrower securing the Obligations would, but for the application of this sentence, constitute a fraudulent conveyance or fraudulent transfer under Applicable Law, or would otherwise render such Borrower’s Obligations or the security interests granted herein invalid or unenforceable, the Obligations of such Borrower hereunder, as well as the security interests securing such Obligations, shall be valid and enforceable only to the maximum extent that would not cause such Obligations or security interests to constitute a fraudulent conveyance or fraudulent transfer under Applicable Law or otherwise result in such invalidity or unenforceability; provided however that each Borrower’s Obligations shall be presumptively valid and enforceable to their fullest extent in accordance with the terms hereof or thereof, as if this Section 13 were not a part of this Agreement.
14. Authorization of Borrower Representative by Borrowers.
(a) Each Borrower hereby irrevocably authorizes Borrower Representative to give notices, make requests, make payments, receive payments and notices, give receipts and execute agreements, make agreements or take any other action whatever on behalf of such Borrower under and with respect to any Loan Document and each Borrower shall be bound thereby. This authorization is coupled with an interest and shall be irrevocable, and Lender may rely on any notice, request, information supplied by Borrower Representative, every document executed by Borrower Representative, every agreement made by Borrower Representative or other action taken by Borrower Representative in respect of Borrowers or any thereof as if the same were supplied, made or taken by any or all Borrowers. Without limiting the generality of the foregoing, the failure of one or more Borrowers to join in the execution of any writing in connection herewith shall not, unless the context clearly requires, relieve any such Borrower from obligations in respect of such writing.
(b) Borrowers acknowledge that the credit provided under the Credit Agreement is on terms more favorable than any Borrower acting alone would receive and that each Borrower benefits directly and indirectly from all Advances thereunder. Each Borrower, shall be jointly and severally liable for all Obligations, regardless of inter alia, which Borrower requested (or received the proceeds of) a particular Advance.

15. Joint and Several Liability. The Revolving Loans made to the Borrowers shall be deemed jointly funded to, and received by, all of the Borrowers. Each Borrower jointly and severally agrees to pay, and shall be joint and severally liable for the payment and performance of all Obligations directly incurred by any other Borrower, regardless of whether such Borrower actually receives the proceeds of the indebtedness governed hereby or the benefit of any other extensions of credit hereunder. Each Borrower acknowledges and agrees that the joint and several liability of the Borrowers is provided as an inducement to Lender to provide loans and other financial accommodations to the Borrowers, and that each such Revolving Loan or other financial accommodation shall be deemed to have been done or extended by Lender in consideration of, and in reliance upon, the joint and several liability of the Borrowers. The joint and several liability of each Borrower hereunder is absolute, unconditional and continuing, regardless of the validity or enforceability of any of the Obligations, or the fact that a security interest or lien in any Collateral may not be enforceable or subject to equities or defenses or prior claims in favor of others, or may be invalid or defective in any way and for any reason. Each Borrower hereby waives: (a) all notices to which such Borrower may be entitled as a co-obligor with respect to the Obligations, including notice of (i) acceptance of this Amendment or the Credit Agreement, (ii) the making of Revolving Loans or other financial accommodations under this Agreement, or the creation or existence of the Obligations, and (iii) presentment, demand, protest, notice of protest and notice of non-payment; and (b) all defenses based on (i) any modification (or series of modifications) of the Credit Agreement, the other Loan Documents, that may create a substituted contract, or that may fundamentally alter the risks imposed on-such-Borrower hereunder,-(ii)-the-release- — of any other Borrower from its duties under the Credit Agreement and the other Loan Documents, or the extension of the time of performance of any other Borrower’s duties hereunder or thereunder, (iii) the taking, releasing, impairment or abandonment of any Collateral, or the settlement, release or compromise of the Obligations or any other Borrower’s liabilities with respect to all or any portion of the Obligations, or (iv) any other act (or any failure to act) that fundamentally alters the risks imposed on such Borrower by virtue of its joint and several liability hereunder. It is the intent of each Borrower by this paragraph to waive any and all suretyship defenses available to such Borrower with respect to the Obligations, whether or not specifically enumerated above. Borrowers acknowledge that the credit provided under the Credit Agreement is on terms more favorable than any Borrower acting alone would receive and that each Borrower benefits directly and indirectly from the Revolving Loans made hereunder. Each Borrower shall be jointly and severally liable for all Obligations regardless of, inter alia, which Borrower received proceeds of the Revolving Loans.
16. WARRANT OF ATTORNEY TO CONFESS JUDGMENT.
(a) Acknowledgment of Warrant of Attorney. THE FOLLOWING PARAGRAPH SETS FORTH A GRANT OF AUTHORITY FOR ANY ATTORNEY TO CONFESS JUDGMENT AGAINST THE BORROWERS. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST THE BORROWERS, FOLLOWING CONSULTATION WITH (OR DECISION NOT TO CONSULT) SEPARATE COUNSEL FOR THE BORROWERS AND WITH KNOWLEDGE OF THE LEGAL EFFECT HEREOF, THE BORROWERS HEREBY KNOWINGLY, INTENTIONALLY, VOLUNTARILY, INTELLIGENTLY AND UNCONDITIONALLY WAIVE ANY AND ALL RIGHTS ANY OF THEM HAS OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES OF AMERICA, COMMONWEALTH OF PENNSYLVANIA, OR ELSEWHERE INCLUDING, WITHOUT LIMITATION, A HEARING PRIOR TO GARNISHMENT AND ATTACHMENT OF THE BORROWERS’ BANK ACCOUNTS AND OTHER ASSETS. THE BORROWERS ACKNOWLEDGE AND UNDERSTAND THAT BY ENTERING INTO THIS AMENDMENT CONTAINING A CONFESSION OF JUDGMENT CLAUSE THAT THE BORROWERS ARE EACH VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY GIVING UP ANY AND ALL RIGHTS, INCLUDING CONSTITUTIONAL RIGHTS, THAT ANY BORROWER HAS OR MAY HAVE TO NOTICE AND A HEARING BEFORE JUDGMENT CAN BE ENTERED AGAINST ANY BORROWER AND BEFORE THE BORROWERS’ ASSETS, INCLUDING, WITHOUT LIMITATION, THEIR BANK ACCOUNTS, MAY BE GARNISHED, LEVIED, EXECUTED UPON AND/OR ATTACHED. THE BORROWERS UNDERSTAND THAT ANY SUCH GARNISHMENT, LEVY, EXECUTION AND/OR ATTACHMENT SHALL RENDER THE PROPERTY GARNISHED, LEVIED, EXECUTED UPON OR ATTACHED IMMEDIATELY UNAVAILABLE TO THE OBLIGORS. IT IS SPECIFICALLY ACKNOWLEDGED BY THE BORROWERS THAT THE LENDER HAS RELIED ON THIS WARRANT OF ATTORNEY AND THE RIGHTS WAIVED BY THE OBLIGORS HEREIN IN CONSENTING TO THIS AMENDMENT AND AS AN INDUCEMENT TO GRANT THE ACCOMMODATIONS OUTLINED HEREIN TO THE BORROWERS.

(b) WARRANT OF ATTORNEY TO CONFESS JUDGMENT — Money. THE BORROWERS, AND EACH OF THEM, HEREBY AUTHORIZE AND EMPOWER, UPON AN EVENT OF DEFAULT HEREUNDER, AND/OR UNDER THE OTHER LOAN DOCUMENTS, ANY ATTORNEY OF ANY COURT OF RECORD OR THE PROTHONOTARY OR CLERK OF ANY COUNTY IN THE COMMONWEALTH- OF PENNSYLVANIA, OR- 1N ANY JURISDICTION WHERE PERMITTED BY LAW, OR THE CLERK OF ANY UNITED STATES DISTRICT COURT, TO APPEAR FOR THE BORROWERS IN ANY AND ALL ACTIONS WHICH MAY BE BROUGHT HEREUNDER, AND/OR UNDER THE OTHER LOAN DOCUMENTS, AND ENTER AND CONFESS JUDGMENT AGAINST THE BORROWERS, JOINTLY AND SEVERALLY, IN FAVOR OF THE LENDER OR ITS ASSIGNEE FOR THE ENTIRE AMOUNT OF THE INDEBTEDNESS THEN DUE AND OUTSTANDING UNDER THE TERMS OF THE CREDIT AGREEMENT, AND/OR UNDER THE TERMS OF THE OTHER LOAN DOCUMENTS, TOGETHER WITH ATTORNEYS’ FEES EQUAL TO FIFTEEN PERCENT (15%) OF THE FOREGOING SUMS THEN DUE AND OWING, BUT IN NO EVENT LESS THAN FIVE THOUSAND ($5,000.00) DOLLARS, ALL WITH OR WITHOUT DECLARATION, WITHOUT PRIOR NOTICE, WITHOUT STAY OF EXECUTION AND WITH RELEASE OF ALL PROCEDURAL ERRORS AND THE RIGHT TO ISSUE EXECUTIONS FORTHWITH. TO THE EXTENT PERMITTED BY LAW, EACH OF THE BORROWERS WAIVES THE RIGHT OF INQUISITION ON ANY REAL ESTATE LEVIED ON, VOLUNTARILY CONDEMNS THE SAME, AUTHORIZES THE PROTHONOTARY OR CLERK TO ENTER UPON THE WRIT OF EXECUTION THIS VOLUNTARY CONDEMNATION AND AGREES THAT SUCH REAL ESTATE MAY BE SOLD ON A WRIT OF EXECUTION; AND ALSO WAIVES ANY RELIEF FROM ANY APPRAISEMENT, STAY OR EXEMPTION LAW OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED. IF COPIES OF THE CREDIT AGREEMENT AND/OR THE OTHER LOAN DOCUMENTS VERIFIED BY AFFIDAVIT OF ANY REPRESENTATIVE OF THE LENDER SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINALS THEREOF AS A WARRANT OF ATTORNEY, ANY PRACTICE OR USAGE TO THE CONTRARY NOTWITHSTANDING. THE AUTHORITY HEREIN GRANTED TO CONFESS JUDGMENT SHALL NOT BE EXHAUSTED BY ANY SINGLE EXERCISE THEREOF, BUT SHALL CONTINUE AND MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE LENDER SHALL FIND IT NECESSARY AND DESIRABLE AND AT ALL TIMES UNTIL FUT L PAYMENT OF ALL AMOUNTS DUE HEREUNDER, AND/OR UNDER THE OTHER LOAN DOCUMENTS. THE LENDER MAY CONFESS ONE OR MORE JUDGMENTS IN THE SAME OR DIFFERENT JURISDICTIONS FOR ALL OR ANY PART OF THE INDEBTEDNESS OR OBLIGATIONS ARISING HEREUNDER, AND/OR UNDER THE OTHER LOAN DOCUMENTS, WITHOUT REGARD TO WHETHER JUDGMENT HAS THERETOFORE BEEN CONFESSED ON MORE THAN ONE OCCASION FOR THE SAME INDEBTEDNESS OR OBLIGATIONS. IN THE EVENT THAT ANY JUDGMENT CONFESSED AGAINST THE BORROWERS IS STRICKEN OR OPENED UPON APPLICATION BY OR ON BEHALF OF ANY OF THE BORROWERS FOR ANY REASON, THE LENDER IS HEREBY AUTHORIZED AND EMPOWERED TO AGAIN APPEAR FOR AND CONFESS JUDGMENT AGAINST THE OBLIGORS FOR ANY PART OR ALL OF THE INDEBTEDNESS DUE AND OWING TO THE LENDER HEREUNDER, AND/OR UNDER THE OTHER LOAN DOCUMENTS.

(c) WARRANT OF ATTORNEY TO CONFESS JUDGMENT — General Provisions. IN ANY ACTION OR PROCEEDING DESCRIBED IN SECTION 16 HEREIN OR IN CONNECTION THEREWITH, IF COPIES OF THE CREDIT AGREEMENT AND/OR THE OTHER LOAN DOCUMENTS ARE THEREIN VERIFIED BY THE LENDER OR SOMEONE ACTING FOR THE LENDER TO BE TRUE AND CORRECT COPIES OF THE CREDIT AGREEMENT AND/OR THE OTHER LOAN DOCUMENTS (AND SUCH COPIES SHALL BE CONCLUSIVELY PRESUMED TO BE TRUE AND CORRECT BY VIRTUE OF SUCH VERIFICATION), THEN IT SHALL NOT BE NECESSARY TO FIT ,E THE ORIGINAL OF THE CREDIT AGREEMENT AND/OR THE OTHER LOAN DOCUMENTS, ANY STATUTE, RULE OF COURT OF LAW, CUSTOM OR PRACTICE TO THE CONTRARY NOTWITHSTANDING. THE BORROWERS HEREBY RELEASE TO THE LENDER, ANYONE ACTING FOR THE LENDER AND ALL ATTORNEYS WHO MAY APPEAR FOR THE BORROWERS, ALL ERRORS IN PROCEDURE REGARDING THE ENTRY OF JUDGMENT OR JUDGMENTS BY CONFESSION OR OTHERWISE BY VIRTUE OF THE WARRANTS OF ATTORNEY CONTAINED IN THIS AMENDMENT AND/OR THE OTHER LOAN DOCUMENTS, AND ALL LIABILITY THEREFOR. THE RIGHT TO ENTER JUDGMENT OR JUDGMENTS BY CONFESSION OR OTHERWISE BY VIRTUE OF THE WARRANTS OF ATTORNEY CONTAINED IN THIS AMENDMENT AND/OR THE OTHER LOAN DOCUMENTS, AND TO ENFORCE ALL OF THE OTHER PROVISIONS OF THE AFORESAID DOCUMENTS MAY BE EXERCISED BY ANY ASSIGNEE OF THE LENDER’S RIGHT, TITLE AND INTEREST IN THIS AMENDMENT AND/OR THE OTHER LOAN DOCUMENTS IN SUCH ASSIGNEE’S OWN NAME, ANY STATUTE, RULE OF COURT OR LAW, CUSTOM OR PRACTICE TO THE CONTRARY NOTWITHSTANDING.
17. Release. As further consideration for Lender’s agreement to grant the accommodations set forth herein, each Borrower hereby waives and releases and forever discharges Lender and its officers, directors, attorneys, agents and employees from any liability, damage, claim, loss or expense of any kind that Borrowers, or any of them, may have against Lender arising out of or relating to the Obligations, this Amendment or the Loan Documents.
18. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement. Signature by facsimile or PDF shall bind the parties hereto.
[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties have executed this Amendment the day and year first above written.

EXISTING BORROWERS:	CLARIENT, INC.
	By:	/s/ Michael R. Rodriguez
		Name:	Michael R. Rodriguez
		Title:	Senior Vice President and Chief Financial Officer

CLARIENT DIAGNOSTIC SERVICES, INC.
	By:	/s/ Michael R. Rodriguez
		Name:	Michael R. Rodriguez
		Title:	Senior Vice President and Chief Financial Officer

CHROMAVISION INTERNATIONAL, INC.
	By:	/s/ Michael R. Rodriguez
		Name:	Michael R. Rodriguez
		Title:	Senior Vice President and Chief Financial Officer

JOINING BORROWER:	APPLIED GENOMICS, INC.
	By:	/s/ Michael R. Rodriguez
		Name:	Michael R. Rodriguez
		Title:	Senior Vice President and Chief Financial Officer

LENDER:	GEMINO HEALTHCARE FINANCE, LLC
	By:	/s/ Miriam P. Gallagher
		Name:	Miriam P. Gallagher
		Title:	Senior Portfolio Manager
[SIGNATURE PAGE TO FOURTH AMENDMENT AND JOINDER TO CREDIT AGREEMENT]

[EXHIBIT A]
Schedule 2.01
Borrowers’ Jurisdictions of Organization/States of Qualification

Jurisdiction of
Entity	Organization	States of Qualification
Clarient, Inc.	Delaware	Alabama, Arizona, California, Colorado, Florida, Georgia, Illinois, Kansas, Louisiana, Maryland, Massachusetts, Michigan, Minnesota, Missouri, Nevada, New Jersey, New York, North Carolina, Oregon, Pennsylvania, Tennessee, Texas, Utah, Washington
Clarient Diagnostic Services, Inc.	Delaware	California
ChromaVision International, Inc.	Delaware
Applied Genomics, Inc.	Delaware	Alabama, California

Schedule 2.02
Chief Executive Office/Other Locations of Collateral

Clarient, Inc. Clarient Diagnostic Services, Inc. ChromaVision International, Inc. Applied Genomics, Inc.

Chief Executive Office 31 Columbia Aliso Viejo, CA 92656	Other Locations of Collateral
Public Storage
32371 San Juan Creek Road
San Juan Capistrano, CA 92675

Iron Mountain
700 Burning Tree Road
Fullerton, CA 92833

601 Genome Way, Suite 2200
Huntsville, AL 35806

Schedule 2.03
Prior Names
1. ChromaVision Medical Systems, Inc. changed its name to Clarient, Inc. on March 15, 2005.
2. ChromaVision Oncology Services, Inc. changed its name to Clarient Diagnostic Services, Inc. on March 15, 2005.

Schedule 2.04
Provider Identification Numbers
Clarient Diagnostics, Inc.:

Entity	Provider Identification Number	Date
Medicare	05D1021650	11/26/2004
California MediCal	1649264300	11/1/2007
Arizona Medicaid	17269	5/5/2005
Colorado Medicaid	37022253	7/18/2005
Illinois Medicaid	201077777001	1/1/2007
New Hampshire Medicaid	30806376	12/19/2007
Ohio Medicaid	2638784	10/10/2004
South Carolina Medicaid	L00212	9/1/2005
Tennessee Medicaid	4490752	3/7/2005
Texas Medicaid	178046201	2/23/2006
Virginia Medicaid	10291216	3/4/2005
Washington Medicaid	7134562	1/1/2006
Hawaii Medicaid	61440501	2/7/2008

Schedule 2.05
Pending Litigation
None.

Schedule 2.06
Permitted Liens

Collateral
Debtor	Jurisdiction	Secured Party	Lien Type	Filing Into	Description
Clarient, Inc.	Delaware SOS	Xerox Corporation 1301 Ridgeview Bldg 300 Lewisville, TX 75057	UCC	2005 3010932 Filed: 9-26-05	Leased equipment: Four Xerox D2500 and Four Xerox D250DF10
Clarient, Inc.	Delaware SOS	Xerox Corporation 1301 Ridgeview Bldg 300 Lewisville, TX 75057	UCC	2007 1268035 Filed: 4-4-07	Leased equipment: One Xerox D250X and one Xerox D250EFI2
ChromaVision Medical Systems, Inc.	Delaware SOS	Xerox Capital Services LLC 1301 Ridgeview Bldg 300 Lewisville, TX 75057	UCC	32014929 Filed: 8-4-06	Leased equipment: One Xerox DCOL12 and One DC470SDX
Equipment lease from Beckman Coulter, Inc. Beckman Coulter, Inc. has a security interest and the right to file UCC financing statements for their equipment under this lease regardless of whether such UCC financing statements have been filed.

Schedule 2.07
Fiscal Year End
December 31

Schedule 2.08
Organization Number/Tax Identification Numbers

		Tax Identification
Entity	Organization Number	Number
Clarient, Inc.	2609468	75-2649072
Clarient Diagnostic Services, Inc.	3784466	20-1077777
ChromaVision International, Inc.	2988621	33-0835274
Applied Genomics, Inc.	3223628	63-1250037

Schedule 2.09
Existing Guaranties/Investments and Borrowings
1. Clarient, Inc.’s investments in Clarient Diagnostic Services, Inc., ChromaVision International, Inc. and Applied Genomics, Inc.
2. ChromaVision International, Inc.’s investments in CHROMAVISION SARL and CHROMAVISION INTERNATIONAL GMBH.
3. Comerica Bank pursuant to the Security and Pledge Agreement dated March 26, 2009 pursuant to which Clarient, Inc. has cash collateralized its obligations under a Standby Letter of Credit Application and Agreement dated August 1, 2005 with Comerica Bank pursuant to which Comerica Bank has provided a letter of credit in the amount of $2.25 million to the landlord of Clarient, Inc.’s leased facility in Aliso Viejo, California.
4. Equipment lease from Xerox Corporation and Xerox Capital Services, LLC. $135,978 has been paid under this lease in 2009, and payments totaling $48,859 are remaining for this year. The following payments are scheduled under this lease: (i) 2010: $195,436 in the aggregate, (ii) 2011: $195,436 in the aggregate, (iii) 2012: $181,471 in the aggregate and (iv) 2013: $171,496 in the aggregate. See Schedule 2.06.
5. Equipment lease from Beckman Coulter, Inc for one LIS Data Management System and accessories and two Cytomics FC 500 and related equipment. Clarient, Inc. leases this equipment and buys reagents from Beckman Coulter, Inc. Under the agreement, Clarient, Inc. is required to purchase reagents and lease equipment in the following amounts: (i) 2009: $408,000 in the aggregate, (iii) 2010: $408,000 in the aggregate and (iii) 2011: $374,000 in the aggregate.
6. Med One Capital Funding, LLC: 36 month lease for ACIS II system equipment starting April 1, 2008 at $4,500 per month for three months, which then increases to $11,500 per month for the lease duration and a 36 month lease for imaging equipment from Med One Capital Funding, LLC starting June 1, 2008 at $2,635 per month.
7. Computer equipment lease from Hitachi Data Systems Credit Corporation. $267,288 has been paid under this lease in 2009, and payments totaling $38,184 is remaining for this year. The following payments are scheduled under this lease: (i) 2010: $458,208 in the aggregate, (ii) 2011: $458,208 in the aggregate, and (iii) 2012: $152,376 in the aggregate.
8. Obligations under Indebtedness permitted under Section 7.12 and incurred after the Closing Date.
9. Investments permitted under Section 7.06 and made after the Closing Date.
10. Guarantees permitted under Section 7.05.

Schedule 2.10
Other Associations
1. Clarient, Inc. directly owns 100% of Clarient Diagnostic Services, Inc., ChromaVision International, Inc. and Applied Genomics, Inc.
2. ChromaVision International, Inc. directly owns 100% of CHROMAVISION SARL and CHROMAVISION INTERNATIONAL GMBH.
3. Affiliates of Clarient, Inc. as described on Schedule 2.12 and thereafter as a result of public trading of the shares of Clarient, Inc.
4. Investments permitted by Section 7.06.

Schedule 2.11
Environmental Matters
None.

Schedule 2.12
Capital Stock

Clarient, Inc.

Authorized Stock:	150,000,000 shares of common stock, par value $.01 8,000,000 shares of preferred stock, par value $.01

Outstanding Stock as of November 30, 2009:	78,773,023 shares of common stock 5,263,158 shares of preferred stock
Safeguard, through its wholly-owned subsidiaries Safeguard Delaware, Inc. and Safeguard Scientifics (Delaware), Inc., holds 30,896,794 shares, or 28.1%, of the stock of Clarient, Inc. on a fully-diluted basis.
Oak Investment Partners XII, Limited Partnership (“Oak”) holds 21,052,632 shares, or 19.2%, of the stock of Clarient, Inc. on a fully-diluted basis.
Stock Options and Restricted Stock Awards: Please see the attached lists of outstanding stock options and restricted stock awards as of December 17, 2009. Clarient, Inc. may also issue additional stock options and restricted stock awards according to the equity incentive plans listed below.
Equity Incentive Plans:
1. 1996 Equity Compensation Plan, as amended
2. 2007 Incentive Award Plan, as amended
Other Subscriptions, Options, Calls, Commitments, Rights or Agreements and Convertible Securities:
1. Securities Purchase Agreement, dated June 13, 2002, by and between Clarient, Inc., Safeguard Delaware, Inc., and Safeguard Scientifics, Inc.
2. Amendment to Securities Purchase Agreement, dated March 26, 2009, entered into between Clarient, Inc. and Safeguard Delaware, Inc.
3. Amended and Restated Registration Rights Agreement, dated February 27, 2009, by and among Clarient, Inc., Safeguard Delaware, Inc., Safeguard Scientifics, Inc. and Safeguard Scientifics (Delaware), Inc.
4. Stock Purchase Agreement, dated as of March 25, 2009, by and between Clarient, Inc. and Oak.
5. Registration Rights Agreement, dated as of March 26, 2009, by and between Clarient, Inc. and Oak.
6. Stockholders Agreement dated March 26, 2009 by and among Safeguard Delaware, Inc., Safeguard Scientifics, Inc., Safeguard Scientifics (Delaware), Inc., and Oak.

Warrants: Please see the attached list of outstanding warrants to purchase common stock as of December 17, 2009. None of the issued and outstanding warrants contain a provision requiring Clarient, Inc. to repurchase the warrant or the shares of stock issuable upon exercise thereof.
Convertible Securities: In March and May 2009, Clarient, Inc. issued and sold an aggregate of 5.2 million shares of Series A convertible preferred stock (the “Preferred Stock”) to Oak. Each share of Preferred Stock will be voted with common shares on an as-converted basis and is initially convertible, at any time, into four shares of Clarient, Inc.’s common stock, subject to broad-based weighted-average anti-dilution protection in the event that Clarient, Inc. issues additional shares at or below the then-applicable conversion price for such share (initially, $1.90). The shares of Preferred Stock will automatically convert if, at any time beginning 12 months after March 26, 2009, Clarient, Inc.’s common stock price is above $4.75 per share (as adjusted for stock splits, combinations, recapitalizations and the like) for 20 consecutive trading days over a 30-day trading period (all of which trading days must fall after March 27, 2010).
Clarient Diagnostic Services, Inc.

Authorized Stock: 1000 shares of common stock, par value $.01
Outstanding Stock: 100 shares owned by Clarient, Inc.
ChromaVision International, Inc.

Authorized Stock: 100,000 shares of common stock, par value $.01
Outstanding Stock: 100,000 shares owned by Clarient, Inc.
Applied Genomics, Inc.

Authorized Stock: 1000 shares of common stock, par value $.0001
Outstanding Stock: 100 shares owned by Clarient, Inc.

Schedule 2.13
Commercial Tort Claims
None.

Schedule 2.14
Letter of Credit Rights
None.

Schedule 2.15
Intellectual Property

				Application/
			Application/	Registration
Grantor	Country	Mark	Registration No.	Date
Trademarks
Clarient, Inc.	USA	Bringing Clarity to a Complex Disease	77-872403	11/13/2009
Clarient, Inc.	USA	Together, We Help You Find the Difference that Makes a Difference	77-854816	10/22/2009
Clarient, Inc.	USA	C Cause Cancer – Action – Understanding Services – Education	77-854803	10/22/2009
Clarient, Inc.	USA	Recurrence...Only Testing Will Tell	77-848631	10/14/2009
Clarient, Inc.	USA	Recurrence...Only Testing Will Tell	77-722216	4/24/2009
Clarient, Inc.	USA	Clarient Insight	3592638	3/17/2009
Clarient, Inc.	USA	Pathsite Scope	3670115	8/18/2009
Clarient, Inc.	USA	Clarient Synopsis	3606677	4/14/2009
Clarient, Inc.	USA	Clarient Synopsis	3651783	7/7/2009
Clarient, Inc.	USA	Clarient Continuum	3419091	4/29/2008
Clarient, Inc.	USA	Clarient	3360451	12/25/2007
Clarient, Inc.	USA	Pathsite	3319794	10/23/2007
Clarient, Inc.	USA	Clarient	3357168	12/18/2007
Clarient, Inc.	USA	Taking Cancer Personally	3294804	9/18/2007
ChromaVision Medical Systems, Inc.	USA	QUIHC	2976240	07/26/05
ChromaVision Medical Systems, Inc.	USA	Chromavision	2235101	3/24/2000
Applied Genomics, Inc.	USA	Mammostrat	3357528	12/18/2007
Applied Genomics, Inc.	USA	Pulmotype	3719323	12/1/2009
Patents
Clarient, Inc.	USA	CV212 Pending 1 Methods of Correlating Chemical and Spatial Data in Pathology Samples	12021267	1/28/2008
Clarient, Inc.	USA	CV215 Pending 1 Use of Laser Micro-dissection in Pathology	12/022750	1/15/2008
Clarient, Inc.	USA	CV221 Pending 1 Marker for myeloid, proliferation	12020972	1/21/2008
Clarient, Inc.	USA	CV 222 Pending 1 Oncogenic signature	11929858	1/15/2008
Applied Genomics, Inc.	USA	Basal Marker	7118853	10/10/2006
Applied Genomics, Inc.	USA	Ovarian Panel	7504255	3/17/2009
Applied Genomics, Inc.	PCT	Antibody Panel	PCT/US06/05601	2/17/2006
Applied Genomics, Inc.	Australia	Antibody Panel	AU 2006255766	2/17/2006

Application/
			Application/	Registration
Grantor	Country	Mark	Registration No.	Date
Applied Genomics, Inc.	Canada	Antibody Panel	CA 2598170	2/17/2006
Applied Genomics, Inc.	Europe	Antibody Panel	EP 06784318.5	2/17/2006
Applied Genomics, Inc.	PCT	HER2 + Panel	PCT/US07/80800	10/9/2007
Applied Genomics, Inc.	PCT	Head and Neck Panel	PCT/US08/57840	3/21/2008
Applied Genomics, Inc.	USA	Antibody Panel	12/013,758	1/14/2008
Applied Genomics, Inc.	USA	Antibody Panel	12/013,739	1/14/2008
Applied Genomics, Inc.	USA	TLE3 Panel	12/277,920	11/25/2008
Applied Genomics, Inc.	PCT	TLE3 Panel	PCT/US08/84658	11/25/2008
Applied Genomics, Inc.	USA	HER2 + Panel	12/444,007	10/9/2007
Applied Genomics, Inc.	UK	TLE3 Panel	GB 0910374.8	11/25/2008
Applied Genomics, Inc.	USA	TLE3 Panel	12/578,255	10/13/2009
Licenses
1. System & Services Agreement, dated as of August 16, 2007, by and between Xifin® Inc. and Clarient, Inc.
2. PCR Patent License Agreement, dated as of December 21, 2004, by and between Roche Molecular Systems, Inc. and Clarient Diagnostic Services, Inc. (f/k/a ChromaVision Oncology Services, Inc.).
3. Definiens Inc. Master Software License And Services Agreement, dated as of June 30, 2008, by and between Definiens, Inc. and Clarient, Inc.
4. License Agreement, dated as of January 8, 2008, as amended October 5, 2009, by and between Clarient, Inc. and Prediction Sciences, LLC.
5. License for Hybridoma Cell Lines, dated as of November 27, 2006 by and between Cancer Research Technology Limited and Applied Genomics, Inc.
6. Co-Development and Commercialization Collaboration Agreement, dated as of April 25, 2007 by and between Epitomics, Inc, and Applied Genomics, Inc.
7. Amended and Restated Service Agreement, dated as of September 22, 2004, by and between Epitomics, Inc, and Applied Genomics, Inc.
8. License Agreement, dated as of May 24, 2006, by and between Genovac GmbH and Applied Genomics, Inc.
9. Amended and Restated Exclusive License Agreement, dated as of November 17, 2000, by and between Stanford University and Applied Genomics, Inc.
10. Amended and Restated Option Agreement, dated as of November 17, 2000, by and between Stanford University and Applied Genomics, Inc.

Schedule 2.16
Investments
1. Investments of Clarient, Inc. in its Subsidiaries.
2. Investments of ChromaVision International, Inc. in CHROMAVISION SARL and CHROMAVISION INTERNATIONAL GMBH.

Schedule 2.17
Indebtedness
None.

Schedule 7.04(a)
Transactions with Affiliates and Subsidiaries
1. Travel and other related expenses for Safeguard representatives on the Clarient, Inc. board to attend meetings of the Clarient, Inc. board, all consistent with past practices, not to exceed $25,000 in the aggregate in any calendar year.
2. Employee loans solely to the extent permitted under Section 7.06(h).
3. Subject to Section 7.10, issuance of stock options, restricted stock or other equity interests in Clarient, Inc. to officers and directors pursuant to stock option or other agreements and modifications to such agreements.
4. Compensation arrangements for officers approved by the compensation committee of the Board of Directors of each of the Borrowers, consistent with past practices, including without limitation relocation assistance, as applicable, and compensation arrangements for directors consistent with industry standards.
5. Repurchases of stock from terminated employees or employees no longer employed due to death or disability, not to exceed $50,000 in any fiscal year, solely in accordance with Section 7.10(iv).